UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2025

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
(Exact name of Registrant as specified in its Charter)

Luxembourg	001-34354	98-0554932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
33, Boulevard Prince Henri
L-1724 Luxembourg
Grand Duchy of Luxembourg
(Address of principal executive offices including zip code)
+352 2060 2055
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ASPS	The Nasdaq Stock Market LLC
Cash Exercise Stakeholder Warrants	ASPSZ	The Nasdaq Stock Market LLC
Net Settle Stakeholder Warrants	ASPSW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying
with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Explanatory Note
Altisource Portfolio Solutions S.A. (the “Company”) is filing an amendment to its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 13, 2025 (the “Original Form 8-K”) solely for the purpose of correcting the inadvertent transposition of the trading symbols of the Company’s Cash Exercise Stakeholder Warrants and Net Settle Stakeholder Warrants on the cover page of the Original Form 8-K. Except for the correction to the trading symbols on the cover page, no other changes have been made to the disclosure provided in the Original Form 8-K. The disclosures in the Original Form 8-K are included in this Amendment No. 1 in their entirety.

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 13, 2025, Altisource Portfolio Solutions S.A. (the “Company”) held its 2025 Annual General Meeting of Shareholders (the “Annual Meeting”) and an Extraordinary General Meeting of Shareholders (the “Extraordinary Meeting”). A quorum was present at each of the meetings.
The Company’s shareholders voted on the following seven (7) proposals at the Annual Meeting and cast their votes as follows:

Proposal 1:	The election of the following Directors to serve on the Company’s Board of Directors until the next annual general meeting of shareholders, or until their respective successors have been elected and qualified, was approved by the following vote:

Name	For	Against	Abstentions	Broker Non-Votes
John G. Aldridge, Jr.	57,685,476	228,376	15,263	4,222,347
Mary C. Hickok	57,796,843	115,479	16,793	4,222,347
Wesley G. Iseley	57,797,474	115,997	15,644	4,222,347
Joseph L. Morettini	57,590,473	324,498	14,144	4,222,347
Roland Müller-Ineichen	57,589,174	322,648	17,293	4,222,347
William B. Shepro	57,792,730	120,616	15,769	4,222,347
Matthew Winkler	57,795,965	116,257	16,893	4,222,347

Proposal 2:
The appointment of RSM US LLP to be Company’s independent registered public accounting firm for the year ending December 31, 2025 until the Company’s 2026 annual meeting of shareholders, and the appointment of Atwell S.à r.l. to be Company’s certified auditor (Réviseur d’Entreprises) for the same period, was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
61,890,631	235,749	25,082	n/a

Proposal 3:	The Company’s Luxembourg Annual Accounts for the year ended December 31, 2024 and consolidated financial statements prepared in accordance with International Financial Reporting Standards (the “Consolidated Accounts” and, together with the Luxembourg Annual Accounts, the “Luxembourg Statutory Accounts”) as of and for the year ended December 31, 2024, were approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
57,755,234	165,451	8,430	4,222,347

Proposal 4:
The receipt and approval of the Directors’ report for the Luxembourg Statutory Accounts for the year ended December 31, 2024 and the receipt of the report of the supervisory auditor (Commissaire aux Comptes) for the Luxembourg Annual Accounts for the same period, were approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
57,755,244	165,408	8,463	4,222,347

Proposal 5:	The allocation of the results in the Luxembourg Annual Accounts for the year ended December 31, 2024, was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
57,752,043	165,641	11,431	4,222,347

Proposal 6:
The discharge of each of the Directors of the Company for the performance of their mandate for the year ended December 31, 2024, and the supervisory auditor (Commissaire aux Comptes) for the performance of her mandate for the same period, was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
57,650,426	173,987	104,702	4,222,347

Proposal 7:	The compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement (“Say-on-Pay”), was approved on a non-binding advisory basis by the following vote:

For	Against	Abstentions	Broker Non-Votes
57,577,051	327,550	24,514	4,222,347
The final results for each matter submitted to a vote of shareholders at the Extraordinary Meeting are as follows:

Proposal 1:	An amendment to Article 5 of the Company’s Amended and Restated Articles of Incorporation (the “Articles”) to consolidate 88,951,925 shares of the Company’s common stock without designation of nominal value into 11,118,990 shares of the Company’s common stock without designation of nominal value, on the basis of a ratio of one (1) post-consolidation share of the Company’s common stock for every eight (8) outstanding pre-consolidation shares of the Company’s common stock (the “Share Consolidation”), was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
59,603,100	194,992	37,304	n/a

Proposal 2:	An amendment to Article 5 of the Articles to decrease the share capital of the Company by decreasing the par value of the existing shares of the Company’s common stock, in order to bring the share capital of the Company from its current amount of USD 889,519.25 to USD 111,189.90, represented by 11,118,990 shares of the Company’s common stock without designation of nominal value, and by allocating such amount deriving from the share capital decrease to the share premium account of the Company, was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
59,601,152	196,941	37,303	n/a

Proposal 3:	Amendments to Articles 20 and 23 of the Articles to establish a minimum quorum requirement of at least thirty-three and one-third percent (33 1∕3%) for all general meetings of shareholders —and for all extraordinary meetings of shareholders where no quorum requirement would otherwise apply— per Nasdaq Stock Market Rule 5620(c), were approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
54,766,743	29,749	5,253	5,033,651

Proposal 4:	Minor administrative updates to the Articles to streamline internal governance processes were approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
54,771,657	25,961	4,127	5,033,651
Each of the foregoing proposals for the Annual Meeting and the Extraordinary Meeting is more fully described in the proxy statement filed by the Company with the Securities and Exchange Commission on March 31, 2025.
Item 7.01 Regulation FD Disclosure.
On May 13, 2025, Altisource Portfolio Solutions S.A. (the “Company”) issued a press release announcing certain results of its 2025 Extraordinary General Meeting of Shareholders and providing information regarding the upcoming share consolidation and the treatment of fractional shares.
A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Altisource Portfolio Solutions S.A. dated May 13, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2025

Altisource Portfolio Solutions S.A.

By:	/s/ Michelle D. Esterman
Name:	Michelle D. Esterman
Title:	Chief Financial Officer